EXHIBIT 10-13

BILL OF SALE

           FOR GOOD AND VALUABLE CONSIDERATION, the receipt and sufficiency of which are hereby acknowledged, MO PARTNERS, an Oregon general partnership (Grantor), hereby assigns, transfers and delivers to OBIE MEDIA CORPORATION, an Oregon corporation (Grantee), all of Grantor's right, title, and interest in and to those outdoor advertising structures described on Exhibit A attached to this Bill of Sale (the Signs).

               Grantor warrants that it is the owner of the Signs; that the Signs are free from all liens, encumbrances and other adverse claims of any nature except for the lien of the Oregon Laborers Employers Pension Trust Fund, which lien shall be satisfied on the date Grantee pays Grantor the unpaid balance of the Promissory Note from Grantee to Grantor of even date herewith; and that Grantor has the full and unrestricted right to convey the Signs.

DATED: December 31, 1997.

GRANTOR:

MO PARTNERS

Delores M.Mord, Partner

Brian B. Obie, Partner

EXHIBIT A

               All of Trustor's interest in the leasehold estates covering the following real property located in Siskiyou and San Joaquin counties, including, without limitation, any options or rights of extension or renewal:

Lease Number  Market               Location                   Size      ill.

9907-0001     Yreka      I-5 EL.2 mi. S/Yreka, NF            12 x 48    "I"
9907-0001     Yreka      I-5 EL .2 mi. S/Yreka, SF           12 x 48    "I"
9908-0002     Stockton   W. Lane EL 2000' S/Hammer NF        10 x 24    "I"
9908-0002     Stockton   W. Lane EL 2000' S/Hammer SF        10 x 24    "I"
9908-0003     Stockton   E. Harding SL 100' W/Waterloo EF    10 x 24    "I"
9908-0003     Stockton   E. Harding SL 100' W/ Waterloo WF   10 x 24    "I"
9908-0004     Stockton   E. Charter NL 20' W/San Joaquin WF  10 x 24    "I"
9908-0004     Stockton   E. Charter NL 20' W/San Joaquin EF  10 x 24    "I"
9908-0006     Stockton   E. Charter Way NL 50' W/Ctr WF      10 x 24    "I"
9908-0006     Stockton   E. Charter Way NL 50' W/Ctr EF      10 x 24    "I"
9908-0007     Lodi       615 W. Cherokee WL N/Tokay NI;      10 x 24    "I"
9908-0007     Lodi       615 W. Cherokee WL N/Tokay SF       10 x 24    "I"
9908-0008     Stockton   2304 Waterloo Rd E@Belvedere EF     10 x 24    "I"
9908-0008     Stockton   2304 Waterloo Rd E@Belvedere WF     10 x 24    "I"
9908-0009     Stockton   N. Calif. WL 100' N/Park St SF      10 x 24    "I"
9908-0009     Stockton   N. Calif. WL 100' N/Park St NF      10 x 24    "I"
9908-0010     StocMon    801 N. Wilson WL @ Flora SF         10 x 24    "I"
9908-0010     Stockton   801 N. Wilson WL @ Flora NF         10 x 24    "I"
9908-0011     Stockton   E. Charter SL 106' E/Grant EF       10 x 24    "I"
9908-0011     Stockton   E. Charter SL 106' E/Grant WF       10 x 24    "I"
9908-0012     Stockton   N. West Lane EL 600' S/Alpine SF    10 x 24    "I"
9908-0012     Stockton   N. West Lane EL 600' S/Alpine NF    10 x 24    "I"
9908-0013     Lodi       201 East Kettleman EF               10 x 24    "I"
9908-0013     Lodi       201 East Kettleman WF               10 x 24    "I"
9908-0016     Stockton   West Lane WL 20' N/Swain SF         12 x 48    "I"
9908-0016     Stockton   West Lane WL 20' N/Swain NF         12 x 48    "I"
9908-0017     Stockton   PcfAve WL 1SO'S/Rose Marie SF       12 x 48    "I"
9908-0017     Stockton   Pcf Ave WL 1SO'S/Rose Marie NF      12 x 48    "I"
9908-0018     Stockton   Rose Marie SL 100' W/Pcf Ave         8 x 16     "I"
9908-0019     Stockton   Pacific Ave EL 20' N/Adams SF       14 x 48    "I"
9908-0019     Stockton   Pacific Ave EL 20' N/Adams NF       14 x 48    "I"
9909-0013     Fresno     US 99 E/L 1700' S/SIIAW NF          14 x 48    "I"
9909-0013     Fresno     US 99 E/L 1700' S/SHAW SF           14 x 48    "I"
9202-0034     Eugene     W. 11th NL 25' E. COMMERCE WF        8 x 24    "I"
9202-0034     Eugene     W. 11th NL 25' E. COMMERCE EF        8 x 24    "I"

ASSIGNMENT OF LEASES

               For valuable consideration, the receipt and sufficiency of which are hereby acknowledged, MO PARTNERS, an Oregon general partnership ("Assignor"), hereby assigns, transfers, and conveys to OBIE MEDIA CORPORATION, an Oregon corporation ("Assignee"), all of Assignor's right, title, and interest as tenant under the leases listed on Exhibit A attached hereto (the "Leases"). Assignor hereby warrants to Assignee that (i) true copies of the Leases, and all amendments thereto, have been delivered to Assignee, and Exhibit A accurately lists all of the Leases, (ii) no event of default by any party currently exists under any of the Leases, and (iii) Assignor own the tenant's interest in all of the Leases, free from all liens, encumbrances, assignments, and security interests except for the lien ofthe Oregon Laborers - Employers Pension Trust Fund, which lien shall be satisfied on the date Assignee pays Assignor the unpaid balance of the Promissory Note from Assignee to Assignor of even date herewith.

DATED: December 31, 1997.

MO PARTNERS, an Oregon general partnership

Delores M. Mord, Partner
Brian Obie, Partner

EXHIBIT A

               All of Trustor's interest in the leasehold estates covering the following real property located in Siskiyou and San Joaquin counties, including, without limitation, any options or rights of extension or renewal:

Lease Number  Market               Location                   Size      ill.

9907-0001     Yreka      I-5 EL.2 mi. S/Yreka, NF            12 x 48    "I"
9907-0001     Yreka      I-5 EL .2 mi. S/Yreka, SF           12 x 48    "I"
9908-0002     Stockton   W. Lane EL 2000' S/Hammer NF        10 x 24    "I"
9908-0002     Stockton   W. Lane EL 2000' S/Hammer SF        10 x 24    "I"
9908-0003     Stockton   E. Harding SL 100' W/Waterloo EF    10 x 24    "I"
9908-0003     Stockton   E. Harding SL 100' W/ Waterloo WF   10 x 24    "I"
9908-0004     Stockton   E. Charter NL 20' W/San Joaquin WF  10 x 24    "I"
9908-0004     Stockton   E. Charter NL 20' W/San Joaquin EF  10 x 24    "I"
9908-0006     Stockton   E. Charter Way NL 50' W/Ctr WF      10 x 24    "I"
9908-0006     Stockton   E. Charter Way NL 50' W/Ctr EF      10 x 24    "I"
9908-0007     Lodi       615 W. Cherokee WL N/Tokay NI;      10 x 24    "I"
9908-0007     Lodi       615 W. Cherokee WL N/Tokay SF       10 x 24    "I"
9908-0008     Stockton   2304 Waterloo Rd E@Belvedere EF     10 x 24    "I"
9908-0008     Stockton   2304 Waterloo Rd E@Belvedere WF     10 x 24    "I"
9908-0009     Stockton   N. Calif. WL 100' N/Park St SF      10 x 24    "I"
9908-0009     Stockton   N. Calif. WL 100' N/Park St NF      10 x 24    "I"
9908-0010     StocMon    801 N. Wilson WL @ Flora SF         10 x 24    "I"
9908-0010     Stockton   801 N. Wilson WL @ Flora NF         10 x 24    "I"
9908-0011     Stockton   E. Charter SL 106' E/Grant EF       10 x 24    "I"
9908-0011     Stockton   E. Charter SL 106' E/Grant WF       10 x 24    "I"
9908-0012     Stockton   N. West Lane EL 600' S/Alpine SF    10 x 24    "I"
9908-0012     Stockton   N. West Lane EL 600' S/Alpine NF    10 x 24    "I"
9908-0013     Lodi       201 East Kettleman EF               10 x 24    "I"
9908-0013     Lodi       201 East Kettleman WF               10 x 24    "I"
9908-0016     Stockton   West Lane WL 20' N/Swain SF         12 x 48    "I"
9908-0016     Stockton   West Lane WL 20' N/Swain NF         12 x 48    "I"
9908-0017     Stockton   PcfAve WL 1SO'S/Rose Marie SF       12 x 48    "I"
9908-0017     Stockton   Pcf Ave WL 1SO'S/Rose Marie NF      12 x 48    "I"
9908-0018     Stockton   Rose Marie SL 100' W/Pcf Ave         8 x 16    "I"
9908-0019     Stockton   Pacific Ave EL 20' N/Adams SF       14 x 48    "I"
9908-0019     Stockton   Pacific Ave EL 20' N/Adams NF       14 x 48    "I"
9909-0013     Fresno     US 99 E/L 1700' S/SIIAW NF          14 x 48    "I"
9909-0013     Fresno     US 99 E/L 1700' S/SHAW SF           14 x 48    "I"
9202-0034     Eugene     W. 11th NL 25' E. COMMERCE WF        8 x 24    "I"
9202-0034     Eugene     W. 11th NL 25' E. COMMERCE EF        8 x 24    "I"

PROMISSORY NOTE

$698,000                                                       December 31, 1997

            FOR VALUABLE CONSIDERATION, the receipt and sufficiency of which are hereby acknowledged, OBlE MEDlA CORPORATION, an Oregon corporation (Maker), hereby promises to pay to the order of MO PARTNERS, an Oregon general partnership (Payee) at 1O1O Obie Street, Eugene, Oregon 97402 or at such other place as Payee may designate, the sum of Six Hundred Ninety-Eight Thousand Dollars ($698,000) in lawful money ofthe United States of America, together with interest at the rate of 9.00 percent per annum.

               Time is of the  essence  ofthis Note and each  provision  hereof:
Maker shall pay monthly interest-only payments, with the first of such payments to be paid on or before February 1, 1998 and each subsequent installment to be paid on or before the first day of each month thereafter until this Note is paid in full. Maker shall pay Payee the entire unpaid balance of this Note, plus any accrued interest thereon, on or before April 15, 1998.

              This Note is secured by a Deed of Trust and Assignment of Rents on certain property located in Siskiyou and San Joaquin counties, California (the Trust Deed), to which reference is hereby made for a description of the nature and extent of the security thereby and the rights and limitation of nghts of Payee and of Maker thereunder.

This Note may be prepaid without premium or penalty.

              Maker shall be deemed to be in default hereunder if Payee does not receive any payment required to be made hereby within 15 days of the due date thereof or if an event of a default occurs under the Trust Deed.

               If any legal proceeding is instituted by Payee to collect any sum payable hereunder, or if Payee appears in any bankruptcy or similar proceeding with respect to Maker, the prevailing party shall be entitled to have and recover from the other party all costs, disbursements and reasonable attorney fees in such proceeding and in any appeal therefrom or review thereof.

              This Note shall be binding upon Maker and its successors and assigns and shall enure to the benefit of Payee and its successors and assigns.

              This Note shall be govemed, interpreted and enforced in all respects in accordance with the substantive laws of the state of Oregon.

OBIE MEDIA CORPORATION, an Oregon corporation

By

Brian B. Obie, President and Chief Executive Officer